Subsequent Events	3 Months Ended	6 Months Ended
	Sep. 30, 2014	Jun. 30, 2014
Subsequent Events [Abstract]
SUBSEQUENT EVENTS

Note 8 – SUBSEQUENT EVENTS

In October 2014, shareholders from the May 2014 and June 2014 equity offerings exercised warrants to purchase approximately 6,913,153 shares of common stock and the Company received net proceeds of approximately $9,125,400.

Management has evaluated subsequent events and has concluded no other events warrant disclosure.

NOTE 9 – SUBSEQUENT EVENTS

On July 18, 2014, the Company entered into an agreement with a consultant for investor communication and public relations for one year. The consultant shall receive an upfront cash fee of $250,000 and $250,000 quarterly cash installments commencing in September 2014. In addition, the Company shall issue 250,000 shares of the Company’s within fifteen (15) days of the agreement and the remaining 250,000 shares shall be issued in six monthly installments commencing in September 2014.